UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):

May 18, 2017

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd.

Richardson, Texas 75080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(972) 497-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2017 the Company held its Annual Meeting of Stockholders. During this meeting, our stockholders were asked to consider and vote upon four proposals: (1) the election of four Class I Directors to our Board of Directors to serve for a three-year term which expires at the annual meeting of stockholders in 2020; (2) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2017 fiscal year; (3) an advisory vote to approve the compensation of the named executive officers; and (4) an advisory vote to approve the frequency of the advisory votes on the compensation of the named executive officers.

On the record date of March 22, 2017, there were 42,430,906 shares of the Company’s common stock issued and outstanding and entitled to be voted at the annual meeting. For each proposal, the results of the stockholder voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes

1. Election of director nominees to serve as Class I directors, for a term which expires at the annual meeting of stockholders in 2020

Janet K. Cooper	31,673,158	501,675	7,388,046

John W. Norris, III	31,373,480	801,353	7,388,046

Karen H. Quintos	30,540,174	1,634,659	7,388,046

Paul W. Schmidt	31,738,470	436,363	7,388,046

	Votes For	Votes Against	Abstain

2. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017	39,264,293	201,740	98,846

	Votes For	Votes Against	Abstain	Broker Non-Votes

3. Advisory vote on the compensation of the Company’s named executive officers	30,205,362	275,576	1,693,891	7,388,046

This advisory vote on the compensation of the Company’s named executive officers received the approval of over 99% of the stockholders voting for and against this item.

	One Year	Two Years	Three Years	Abstain	Broker Non-Vote

4. Advisory vote on the frequency of the advisory votes on the compensation of the Company’s named executive officers	27,640,312	1,534,918	2,882,844	116,755	7,388,881

In light of the results of this advisory vote and upon the recommendation of the Board of Directors, the Company will hold, to the extent required, an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: May 19, 2017

By:	/s/ Jim Markey
Name:	Jim Markey
Title:	Assistant Secretary

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